UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 17, 2017

PERMA-PIPE INTERNATIONAL HOLDINGS, INC.
(exact name of registrant as specified in charter)

Delaware (State or other jurisdiction of incorporation)	0-18370 (Commission File Number)	36-3922969 (IRS Employer Identification No.)

6410 West Howard Street, Niles, Illinois 60714
(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code: (847) 966-1000

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
In order to formally document his current compensation and the terms of his continued employment, effective March 17, 2017, Karl J. Schmidt, Vice President and Chief Financial Officer, and Perma-Pipe International Holdings, Inc. (formerly known as MFRI, Inc.) (the "Company") entered into an employment agreement (the "Employment Agreement"), pursuant to which Mr. Schmidt will receive compensation of $326,800 per year and will be eligible for incentive compensation determined in accordance with normal Company practices. Mr. Schmidt will also receive an annual cash bonus opportunity with a target incentive set at 55% of his base salary and restricted stock with a target annual award of 80% of his base salary vesting over three years. Mr. Schmidt will participate in all standard Company benefits and is also entitled to up to one year’s base salary and short-term incentive compensation and continuation of benefits if his employment is terminated under certain conditions. The Employment Agreement has a one-year term and automatically renews for successive one-year terms. The Employment Agreement is filed as Exhibit 10.1 to this Current Report on Form 8-K, and the foregoing description of the Employment Agreement is qualified in its entirety by reference to the full text of this agreement, which is incorporated herein by reference.

Item 5.03    Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
On March 17, 2017, (1) the Company filed a Certificate of Amendment to the Certificate of Incorporation of the Company with the Secretary of State of the State of Delaware to change the name of the Company from MFRI, Inc. to Perma-Pipe International Holdings, Inc. effective 12:01 a.m. on March 20, 2017; and (2) the Board amended and restated the Second Amended and Restated By-laws of the Company to reflect the name change of the Company and make certain capitalization and spelling conventions consistent throughout the document. The text of the Certificate of Amendment and the Third Amended and Restated By-laws are filed as Exhibits 3.1 and 3.2, respectively, to this report and incorporated herein by reference.

Item 9.01    Financial Statements and Exhibits.

(d) Exhibits. The following Exhibits are included with this Current Report on Form 8-K.

Exhibit Number	Description
3.1	Certificate of Amendment to Certificate of Incorporation of Perma-Pipe International Holdings, Inc.
3.2	Third Amended and Restated By-laws of Perma-Pipe International Holdings, Inc.
10.1	Employment Agreement dated as of March 17, 2017 by and between Karl J. Schmidt and Perma-Pipe International Holdings, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Date: March 20, 2017	Perma-Pipe International Holdings, Inc. (Registrant) By: /s/ Karl J. Schmidt
Karl J. Schmidt
Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
3.1	Certificate of Amendment to Certificate of Incorporation of Perma-Pipe International Holdings, Inc.
3.2	Third Amended and Restated By-laws of Perma-Pipe International Holdings, Inc.
10.1	Employment Agreement dated as of March 17, 2017 by and between Karl J. Schmidt and Perma-Pipe International Holdings, Inc.